PORTFOLIO OF INVESTMENTS – as of June 30, 2021 (Unaudited)

Loomis Sayles Global Bond Fund

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – 96.3% of Net Assets
		Australia – 1.5%
4,845,000		New South Wales Treasury Corp., Series 26, 4.000%, 5/20/2026, (AUD)(a)	$4,158,661
8,485,000		Queensland Treasury Corp., Series 27, 2.750%, 8/20/2027, 144A, (AUD)(a)	6,948,940

			11,107,601

		Belgium – 1.2%
1,190,000		Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.700%, 2/01/2036(a)	1,460,539
305,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 2/01/2036	372,207
1,645,000		Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050(a)	2,001,949
1,150,000		Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/2029(a)	1,369,954
2,485,000		Kingdom of Belgium Government Bond, 1.700%, 6/22/2050, 144A, (EUR)(a)	3,557,319

			8,761,968

		Bermuda – 0.3%
1,935,000		XLIT Ltd., (fixed rate to 6/29/2027, variable rate thereafter), 3.250%, 6/29/2047, (EUR)(a)	2,570,905

		Brazil – 3.9%
3,245,000		Banco Bradesco S.A., 2.850%, 1/27/2023, 144A	3,311,360
1,020,000		Banco do Brasil S.A., 4.625%, 1/15/2025, 144A	1,088,340
34,907	(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	7,436,567
16,075	(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2029, (BRL)	3,431,547
3,525,000		Brazilian Government International Bond, 4.625%, 1/13/2028	3,807,811
3,045,000		Embraer Netherlands Finance BV, 5.050%, 6/15/2025	3,215,977
530,000		Embraer Netherlands Finance BV, 5.400%, 2/01/2027	564,789
2,705,000		Itau Unibanco Holding S.A., 2.900%, 1/24/2023, 144A	2,762,075
1,460,000		Suzano Austria GmbH, 3.750%, 1/15/2031	1,531,175
1,660,000		Ultrapar International S.A, 5.250%, 6/06/2029, 144A	1,784,500
205,000		Ultrapar International S.A., 5.250%, 6/06/2029	220,375

			29,154,516

		Canada – 1.7%
4,285,000		Canadian Government Bond, 2.000%, 12/01/2051, (CAD)(a)	3,582,932

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Canada – continued
8,660,000	Canadian When Issued Government Bond, 0.500%, 12/01/2030, (CAD)(a)	$6,440,648
635,000	CNH Capital Canada Receivables Trust, Series 2021-1A, Class A2, 1.001%, 11/16/2026, 144A, (CAD)(a)	510,720
750,000	Ford Auto Securitization Trust, Series 2019-AA, Class A3, 2.552%, 9/15/2024, 144A, (CAD)(a)	619,089
439,207	Ford Auto Securitization Trust, Series 2019-BA, Class A2, 2.321%, 10/15/2023, 144A, (CAD)(a)	357,523
1,260,000	Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(a)	1,150,172

		12,661,084

	Chile – 0.3%
2,235,000	Engie Energia Chile S.A., 3.400%, 1/28/2030(a)	2,290,875

	China – 7.0%
125,210,000	China Government Bond, 1.990%, 4/09/2025, (CNY)(a)	18,722,893
92,590,000	China Government Bond, 3.270%, 11/19/2030, (CNY)(a)	14,506,227
103,920,000	China Government Bond, 3.280%, 12/03/2027, (CNY)(a)	16,291,439
20,430,000	China Government Bond, 3.810%, 9/14/2050, (CNY)(a)	3,239,371

		52,759,930

	Colombia – 0.7%
19,798,100,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(a)	5,585,168

	Denmark – 0.8%
33,175,000	Denmark Government Bond, 1.750%, 11/15/2025, (DKK)(a)	5,795,316

	France – 0.6%
250,000	Credit Agricole S.A., 3.250%, 1/14/2030, 144A(a)	263,533
3,275,000	French Republic Government Bond OAT, 0.500%, 6/25/2044, 144A, (EUR)(a)	3,708,333
115,000	WEA Finance LLC, 2.875%, 1/15/2027, 144A	118,698
535,000	WEA Finance LLC, 3.500%, 6/15/2029, 144A	555,789

		4,646,353

	Germany – 9.4%
7,730,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.000%, 2/15/2030, (EUR)(a)(b)	9,436,498
2,345,000	Bundesrepublik Deutschland Bundesanleihe, 1.250%, 8/15/2048, (EUR)(a)	3,507,390
14,150,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.000%, 8/15/2026, (EUR)(a)(b)	17,280,843

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Germany – continued
1,750,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.000%, 8/15/2030, (EUR)(b)	$2,132,098
8,945,000	Bundesrepublik Deutschland Bundesanleihe, 0.250%, 8/15/2028, (EUR)(a)	11,144,551
2,660,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.308%, 8/15/2050, (EUR)(b)	2,899,254
2,330,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 8/15/2025, (EUR)(a)	2,952,707
3,840,000	Bundesrepublik Deutschland Bundesanleihe, 1.500%, 5/15/2023, (EUR)	4,741,788
555,000	Bundesrepublik Deutschland Bundesanleihe, 4.750%, 7/04/2040, (EUR)(a)	1,246,192
815,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	829,370
4,300,000	Deutsche Bank AG, EMTN, (fixed rate to 2/19/2026, variable rate thereafter), 5.625%, 5/19/2031, (EUR)	6,031,792
3,385,000	Fraport AG Frankfurt Airport Services Worldwide, 1.875%, 3/31/2028, (EUR)	4,200,003
32,680,000	Kreditanstalt fuer Wiederaufbau, EMTN, 1.250%, 8/28/2023, (NOK)(a)	3,825,011
520,000	Volkswagen Financial Services AG, EMTN, 3.375%, 4/06/2028, (EUR)(a)	733,561

		70,961,058

	India – 0.5%
3,455,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A(a)	3,769,155

	Indonesia – 0.9%
93,413,000,000	Indonesia Treasury Bond, 8.250%, 5/15/2029, (IDR)(a)	7,173,603

	Ireland – 0.7%
1,310,000	Ireland Government Bond, Zero Coupon, 0.029%, 10/18/2031, (EUR)(a)(b)	1,527,221
3,205,000	Ireland Government Bond, 1.000%, 5/15/2026, (EUR)(a)	4,059,322

		5,586,543

	Israel – 1.0%
14,660,000	State of Israel, 1.000%, 3/31/2030, (ILS)(a)	4,454,487
845,000	Teva Pharmaceutical Finance Netherlands II BV, 1.125%, 10/15/2024, (EUR)	939,337
1,945,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	1,850,181

		7,244,005

	Italy – 5.0%
560,000	Assicurazioni Generali SpA, EMTN (fixed rate to 10/27/2027, variable rate thereafter), 5.500%, 10/27/2047, (EUR)	817,807
910,000	Atlantia SpA, 1.875%, 2/12/2028, (EUR)	1,108,173

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – continued
		Italy – continued
490,000		Atlantia SpA, EMTN, 1.625%, 2/03/2025, (EUR)	$595,543
2,045,000		Atlantia SpA, EMTN, 1.875%, 7/13/2027, (EUR)	2,508,531
2,485,000		Autostrade per l’Italia S.p.A., 2.000%, 1/15/2030, (EUR)	3,042,353
1,600,000		Enel Finance International NV, 6.000%, 10/07/2039, 144A(a)	2,237,700
620,000		Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	674,661
2,625,000		Intesa Sanpaolo SpA, EMTN, 5.148%, 6/10/2030, (GBP)	4,135,095
1,250,000		Intesa Sanpaolo SpA, Series XR, 4.000%, 9/23/2029, 144A(a)	1,371,504
12,585,000		Italy Buoni Poliennali Del Tesoro, 1.350%, 4/01/2030, (EUR)(a)	15,805,311
850,000		Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	1,097,758
605,000		UniCredit SpA, (fixed rate to 4/02/2029, variable rate thereafter), 7.296%, 4/02/2034, 144A	727,404
260,000		UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035	283,762
350,000		UniCredit SpA, 6.572%, 1/14/2022, 144A(a)	360,802
300,000		UniCredit SpA, (fixed rate to 1/15/2027, variable rate thereafter), 2.731%, 1/15/2032, (EUR)	363,611
340,000		UniCredit SpA, (fixed rate to 2/20/2024, variable rate thereafter), EMTN, 4.875%, 2/20/2029, (EUR)	439,229
200,000		UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	218,068
1,325,000		UniCredit SpA, (fixed rate to 9/23/2024, variable rate thereafter), EMTN, 2.000%, 9/23/2029, (EUR)(a)	1,582,142

			37,369,454

		Japan – 10.0%
1,604,554,758	(†††)	Japan Government CPI Linked Bond, Series 24, 0.100%, 3/10/2029, (JPY)(a)	14,833,349
3,361,750,000		Japan Government Five Year Bond, 0.100%, 12/20/2025, (JPY)(a)	30,541,254
683,950,000		Japan Government Ten Year Bond, Series 350, 0.100%, 3/20/2028, (JPY)	6,227,611
237,000,000		Japan Government Ten Year Bond, Series 354, 0.100%, 3/20/2029, (JPY)	2,156,349
493,150,000		Japan Government Thirty Year Bond, Series 26, 2.400%, 3/20/2037, (JPY)(a)	5,874,387
468,600,000		Japan Government Thirty Year Bond, Series 41, 1.700%, 12/20/2043, (JPY)(a)	5,272,683
480,200,000		Japan Government Thirty Year Bond, Series 51, 0.300%, 6/20/2046, (JPY)(a)	4,047,261
724,400,000		Japan Government Thirty Year Bond, Series 62, 0.500%, 3/20/2049, (JPY)(a)	6,279,481

			75,232,375

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – continued
		Korea – 1.0%
9,400,000,000		Korea Treasury Bond, 1.375%, 6/10/2030, (KRW)(a)	$7,872,717

		Malaysia – 0.3%
7,770,000		Malaysia Government Bond, Series 0119, 3.906%, 7/15/2026, (MYR)(a)	1,976,308

		Mexico – 3.0%
680,000		Cemex SAB de CV, 3.875%, 7/11/2031, 144A	691,220
2,650,000		Cemex SAB de CV, 3.875%, 7/11/2031	2,693,725
405,000		Cemex SAB de CV, 5.200%, 9/17/2030, 144A	445,338
880,000		Cemex SAB de CV, 5.450%, 11/19/2029, 144A	967,560
200,000		Cemex SAB de CV, 5.450%, 11/19/2029	219,900
2,338,219	(††††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)(a)	12,903,957
1,025,000		Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A(a)	1,242,823
2,165,000		Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026, 144A(a)	2,359,850
1,175,000		Sigma Finance Netherlands BV, 4.875%, 3/27/2028	1,330,687

			22,855,060

		New Zealand – 0.1%
1,045,000		New Zealand Government Bond, Series 0423, 5.500%, 4/15/2023, (NZD)(a)	795,122

		Norway – 1.2%
320,000		Aker BP ASA, 3.750%, 1/15/2030, 144A	345,307
2,755,000		Aker BP ASA, 4.000%, 1/15/2031, 144A	3,026,050
7,065,000		Norway Government Bond, Series 475, 2.000%, 5/24/2023, 144A, (NOK)(a)	841,381
37,545,000		Norway Government Bond, Series 477, 1.750%, 3/13/2025, 144A, (NOK)(a)	4,477,937

			8,690,675

		Portugal – 0.2%
420,000		EDP Finance BV, 1.710%, 1/24/2028, 144A	415,048
1,040,000		EDP Finance BV, 3.625%, 7/15/2024, 144A	1,118,069
230,000		EDP Finance BV, EMTN, 0.375%, 9/16/2026, (EUR)	275,389

			1,808,506

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Qatar – 0.4%
$1,810,000	Qatar Petroleum, 2.250%, 7/12/2031, 144A	$1,790,760
1,470,000	Qatar Petroleum, 3.300%, 7/12/2051, 144A	1,470,000

		3,260,760

	Singapore – 0.3%
2,780,000	Singapore Government Bond, 2.125%, 6/01/2026, (SGD)	2,185,361

	South Africa – 1.1%
132,045,000	Republic of South Africa, Series R213, 7.000%, 2/28/2031, (ZAR)	7,932,871

	Spain – 1.8%
1,200,000	Banco Bilbao Vizcaya Argentaria S.A., GMTN, (fixed rate to 1/16/2025, variable rate thereafter), 1.000%, 1/16/2030, (EUR)(a)	1,430,439
400,000	Banco Santander S.A., 2.958%, 3/25/2031	412,148
400,000	Banco Santander S.A., 4.250%, 4/11/2027(a)	451,359
2,600,000	Banco Santander S.A., 5.179%, 11/19/2025(a)	2,974,452
2,460,000	Spain Government Bond, 1.950%, 7/30/2030, 144A, (EUR)(a)	3,345,803
2,835,000	Spain Government Bond, 4.200%, 1/31/2037, 144A, (EUR)(a)	5,018,199

		13,632,400

	Supranationals – 1.6%
2,665,000	Inter-American Development Bank, 4.400%, 1/26/2026, (CAD)(a)	2,457,299
37,000,000,000	International Bank for Reconstruction & Development, EMTN, 8.400%, 10/12/2021, (IDR)(a)	2,576,476
18,000,000	Nordic Investment Bank, EMTN, 0.200%, 1/16/2023, (SEK)(a)	2,107,329
44,510,000	Nordic Investment Bank, EMTN, 1.500%, 3/13/2025, (NOK)(a)	5,216,409

		12,357,513

	Sweden – 0.2%
9,900,000	Sweden Government Bond, Series 1057, 1.500%, 11/13/2023, 144A, (SEK)(a)	1,204,667

	Switzerland – 0.2%
195,000	Credit Suisse Group AG, (fixed rate to 1/14/2027, variable rate thereafter), 0.650%, 1/14/2028, (EUR)	231,110
1,430,000	Credit Suisse Group AG, EMTN, 0.625%, 1/18/2033, (EUR)(a)	1,593,248

		1,824,358

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Thailand – 0.3%
74,870,000	Thailand Government Bond, 1.600%, 12/17/2029, (THB)(a)	$2,337,312

	United Arab Emirates – 0.3%
1,180,000	DP World PLC, MTN, 4.700%, 9/30/2049	1,306,850
800,000	DP World PLC, MTN, 5.625%, 9/25/2048	998,960

		2,305,810

	United Kingdom – 7.3%
2,200,000	Aviva PLC, (fixed rate to 3/03/2035, variable rate thereafter), 4.000%, 6/03/2055, (GBP)(a)	3,386,953
190,000	Aviva PLC, EMTN, (fixed rate to 6/04/2030, variable rate thereafter), 5.125%, 6/04/2050, (GBP)	313,684
395,000	Aviva PLC, EMTN, (fixed rate to 9/12/2029, variable rate thereafter), 4.375%, 9/12/2049, (GBP)(a)	619,114
1,050,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	1,093,932
880,949	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 0.856%, 11/16/2066, 144A(a)(c)	884,190
2,110,000	British Telecommunications PLC, 3.250%, 11/08/2029, 144A(a)	2,240,219
1,535,000	British Telecommunications PLC, 5.125%, 12/04/2028(a)	1,824,937
100,000	British Telecommunications PLC, EMTN, 1.125%, 9/12/2029, (EUR)	122,036
1,370,000	Channel Link Enterprises Finance PLC, Series A7, (fixed rate to 6/20/2022, variable rate thereafter), 1.761%, 6/30/2050, (EUR)(a)	1,620,920
1,055,000	Channel Link Enterprises Finance PLC, Series A8, (fixed rate to 6/20/2027, variable rate thereafter), 2.706%, 6/30/2050, (EUR)(a)	1,276,711
3,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A(a)	3,709,689
497,332	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 0.597%, 8/25/2060, 144A(a)(c)	497,762
2,360,000	Heathrow Funding Ltd., EMTN, 1.875%, 3/14/2036, (EUR)(a)	2,921,236
2,030,000	Lanark Master Issuer PLC, Series 2019-2A, Class 1A, 2.710%, 12/22/2069, 144A(a)(d)	2,069,900
1,070,000	Lanark Master Issuer PLC, Series 2020-1A, Class 1A, 2.277%, 12/22/2069, 144A(a)(d)	1,093,970
161,500	Lanark Master Issuer PLC, Series 2020-1A, Class 2A, 3-month SONIA + 0.570%, 0.619%, 12/22/2069, 144A, (GBP)(a)(c)	224,607
1,720,000	Legal & General Group PLC, (fixed rate to 11/01/2030, variable rate thereafter), 4.500%, 11/01/2050, (GBP)(a)	2,734,162
490,000	Legal & General Group PLC, EMTN, (fixed rate to 11/26/2029, variable rate thereafter), 3.750%, 11/26/2049, (GBP)(a)	737,478
600,000	Lloyds Banking Group PLC, (fixed rate to 12/03/2030, variable rate thereafter), 2.707%, 12/03/2035, (GBP)	848,580
275,000	National Grid Electricity Transmission PLC, EMTN, 1.125%, 7/07/2028, (GBP)	371,008

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	United Kingdom – continued
350,000	National Grid Electricity Transmission PLC, EMTN, 2.000%, 9/16/2038, (GBP)	$477,268
1,480,000	National Grid Electricity Transmission PLC, EMTN, 2.750%, 2/06/2035, (GBP)(a)	2,219,072
905,000	National Grid PLC, EMTN, 0.163%, 1/20/2028, (EUR)	1,055,492
430,000	National Grid PLC, EMTN, 0.553%, 9/18/2029, (EUR)	508,536
1,225,000	Penarth Master Issuer PLC, Series 2019-1A, Class A1, 1-month LIBOR + 0.540%, 0.623%, 7/18/2023, 144A(a)(c)	1,225,118
225,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A(a)	263,127
3,535,000	United Kingdom Gilt, 0.125%, 1/30/2026, (GBP)(a)	4,842,902
2,600,000	United Kingdom Gilt, 0.625%, 10/22/2050, (GBP)(a)	3,056,029
435,000	United Kingdom Gilt, 1.500%, 7/22/2047, (GBP)(a)	636,501
3,120,000	United Kingdom Gilt, 3.500%, 1/22/2045, (GBP)(a)	6,321,838
3,090,000	United Kingdom Gilt, 4.750%, 12/07/2030, (GBP)(a)	5,842,699

		55,039,670

	United States – 31.5%
560,000	AES Corp. (The), 3.950%, 7/15/2030, 144A(a)	612,360
290,000,000	Aflac, Inc., 0.932%, 1/25/2027, (JPY)(a)	2,629,930
390,000,000	Aflac, Inc., (fixed rate to 10/23/2027, variable rate thereafter), 2.108%, 10/23/2047, (JPY)(a)	3,727,529
275,000	Ally Financial, Inc., 3.875%, 5/21/2024	296,324
310,000	Ally Financial, Inc., 4.625%, 3/30/2025	347,094
365,000	Ally Financial, Inc., 5.750%, 11/20/2025	419,078
280,000	Ally Financial, Inc., 5.800%, 5/01/2025	325,383
730,000	Ares Capital Corp., 2.875%, 6/15/2028	740,965
3,385,000	AT&T, Inc., 3.650%, 6/01/2051(a)	3,514,143
1,290,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A(a)	1,310,666
1,690,000	Bank of America Corp., (fixed rate to 2/13/2030, variable rate thereafter), MTN, 2.496%, 2/13/2031(a)	1,725,479
286,767	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(a)	293,352
124,370	Bayview Opportunity Master Fund IVb Trust, Series 2019-RN4, Class A1, 3.278%, 10/28/2034, 144A(a)(d)	124,816
1,730,000	Boeing Co. (The), 2.196%, 2/04/2026	1,746,536

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	United States – continued
$85,000	Boeing Co. (The), 2.250%, 6/15/2026	$86,777
160,000	Boeing Co. (The), 3.100%, 5/01/2026(a)	169,146
2,885,000	Boeing Co. (The), 3.250%, 2/01/2028	3,058,359
65,000	Boeing Co. (The), 3.250%, 3/01/2028	68,200
10,000	Boeing Co. (The), 3.250%, 2/01/2035	10,111
120,000	Boeing Co. (The), 3.550%, 3/01/2038(a)	123,248
1,820,000	Boeing Co. (The), 3.625%, 2/01/2031	1,957,461
40,000	Boeing Co. (The), 3.625%, 3/01/2048	39,967
630,000	Boeing Co. (The), 3.750%, 2/01/2050(a)	649,876
195,000	Boeing Co. (The), 3.825%, 3/01/2059(a)	198,976
235,000	Boeing Co. (The), 3.850%, 11/01/2048(a)	241,155
390,000	Boeing Co. (The), 3.900%, 5/01/2049	410,688
560,000	Boeing Co. (The), 3.950%, 8/01/2059(a)	585,891
210,000	Boeing Co. (The), 5.805%, 5/01/2050(a)	282,793
94,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.500%, 1/15/2028	103,123
158,000	Broadcom, Inc., 3.469%, 4/15/2034, 144A	167,125
1,635,000	Broadcom, Inc., 4.300%, 11/15/2032	1,861,816
265,000	Broadcom, Inc., 4.750%, 4/15/2029	308,263
1,285,000	Broadcom, Inc., 5.000%, 4/15/2030(a)	1,516,007
215,000	Centene Corp., 2.450%, 7/15/2028	217,903
2,210,000	Centene Corp., 2.500%, 3/01/2031	2,179,612
4,060,000	Centene Corp., 3.000%, 10/15/2030	4,170,757
1,890,000	Centene Corp., 3.375%, 2/15/2030	1,975,655
2,566,000	Centene Corp., 4.625%, 12/15/2029(a)	2,822,010
400,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 2.800%, 4/01/2031	408,925
805,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	796,199

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	United States – continued
$580,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	$666,158
3,525,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.050%, 3/30/2029(a)	4,163,699
905,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.125%, 7/01/2049	1,077,765
1,065,138	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(a)(d)	1,066,117
1,513,146	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(a)(d)	1,525,918
1,543,278	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(a)(d)	1,547,759
1,927,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031(a)	2,250,095
750,000	Citigroup, Inc., (fixed rate to 6/03/2030, variable rate thereafter), 2.572%, 6/03/2031	771,017
2,930,000	Citigroup, Inc., Series MPLE, 4.090%, 6/09/2025, (CAD)(a)	2,570,841
600,000,000	Corning, Inc., 0.698%, 8/09/2024, (JPY)(a)	5,305,297
1,283,297	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 3.023%, 12/26/2059, 144A(a)(d)	1,291,940
660,000	CVS Health Corp., 3.250%, 8/15/2029(a)	716,127
3,680,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.500%, 10/20/2025, 144A(a)	3,954,604
1,175,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/2028, 144A(a)	1,306,315
272,566	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A(a)	283,947
585,000	Ferguson Finance PLC, 3.250%, 6/02/2030, 144A(a)	631,364
5,898,063	FHLMC, 2.000%, 3/01/2051(a)	5,959,204
4,414,956	FHLMC, 5.000%, 10/01/2049(a)	4,846,489
348,062	FNMA, 3.000%, 11/01/2046(a)	366,226
1,451,417	FNMA, 3.500%, with various maturities from 2045 to 2047(a)(e)	1,562,131
4,804,986	FNMA, 4.000%, with various maturities from 2048 to 2049(a)(e)	5,108,990
6,821,076	FNMA, 4.500%, with various maturities from 2043 to 2050(a)(e)	7,376,516
955,000	Freeport-McMoRan, Inc., 4.125%, 3/01/2028	996,781
2,010,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	2,153,212
4,550,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	4,982,250

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	United States – continued
$125,000	Freeport-McMoRan, Inc., 5.000%, 9/01/2027	$132,031
1,415,000	GE Capital Funding LLC, 4.550%, 5/15/2032(a)	1,689,111
1,025,390	GNMA, 1-month LIBOR + 1.770%, 1.877%, 5/20/2064(a)(c)	1,075,286
860,003	GNMA, 1-month LIBOR + 1.995%, 2.102%, 11/20/2064(a)(c)	930,627
928,814	GNMA, 1-month LIBOR + 2.046%, 2.153%, 11/20/2064(a)(c)	1,000,090
1,618,863	GNMA, 1-month LIBOR + 2.319%, 2.417%, 10/20/2063(a)(c)	1,715,407
14,298	GNMA, 3.630%, 1/20/2063(a)(d)	14,767
1,390,194	GNMA, 4.611%, 2/20/2065(a)(d)	1,512,075
5,241	GNMA, 4.630%, 12/20/2061(a)(d)	5,276
1,172,638	GNMA, 4.639%, 7/20/2064(a)(d)	1,272,490
1,368,928	GNMA, 4.653%, 7/20/2064(a)(d)	1,480,881
2,476,666	GNMA, 4.657%, 5/20/2064(a)(d)	2,669,048
3,660,000	Kraft Heinz Foods Co., 3.750%, 4/01/2030	4,015,825
845,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	957,655
2,260,650	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.250%, 11/25/2059, 144A(a)(d)	2,273,775
2,032,806	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(a)(d)	2,047,428
55,000	Lennar Corp., 4.750%, 5/30/2025	61,669
420,000	Lennar Corp., 5.000%, 6/15/2027	487,381
1,238,111	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072%, 12/26/2059, 144A(a)(d)	1,247,534
530,000,000	Prologis Yen Finance LLC, 0.972%, 9/25/2028, (JPY)(a)	4,901,218
649,105	PRPM LLC, Series 2020-1A, Class A1, 2.981%, 2/25/2025, 144A(a)(d)	651,999
2,301,451	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026, 144A(d)	2,305,608
878,000	PulteGroup, Inc., 5.000%, 1/15/2027	1,026,803
975,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	1,023,750
960,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	948,000
3,045,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	3,067,807
1,585,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024(a)	1,606,834

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	United States – continued
$875,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026(a)	$934,605
4,110,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	4,594,240
840,000	T-Mobile USA, Inc., 4.375%, 4/15/2040	984,732
367,948	Towd Point HE Trust, Series 2019-HE1, Class A1, 1-month LIBOR + 0.900%, 0.992%, 4/25/2048, 144A(a)(c)	368,547
8,510,000	U.S. Treasury Bond, 1.875%, 2/15/2041	8,330,492
2,220,000	U.S. Treasury Bond, 1.250%, 5/15/2050	1,812,682
8,619,000	U.S. Treasury Bond, 1.625%, 11/15/2050	7,740,939
5,040,000	U.S. Treasury Bond, 2.875%, 5/15/2043(f)	5,796,394
16,950,000	U.S. Treasury Note, 0.125%, 7/31/2022	16,951,324
19,385,000	U.S. Treasury Note, 1.125%, 2/15/2031	18,818,595
2,615,000	U.S. Treasury Note, 1.625%, 5/15/2031	2,655,042
6,759,000	UMBS® (TBA), 2.000%, 9/01/2051(g)	6,797,283
951,111	United Airlines Pass Through Trust, Series 2016-1, Class B, 3.650%, 7/07/2027(a)	944,381
1,144,878	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027(a)	1,138,730
875,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	905,782
1,185,000	Upjohn Finance BV, 1.908%, 6/23/2032, (EUR)(a)	1,496,123
3,240,000	Viatris, Inc., 2.700%, 6/22/2030, 144A	3,276,229
3,141,651	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(d)	3,138,057
1,436,981	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051, 144A(d)	1,437,254
570,000,000	Walmart, Inc., 0.183%, 7/15/2022, (JPY)(a)	5,125,462

		238,071,728

	Total Bonds and Notes (Identified Cost $706,908,051)	726,820,747

Short-Term Investments – 2.4%
10,429,572	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2021 at 0.000% to be repurchased at $10,429,572 on 7/01/2021 collateralized by $10,631,600 U.S. Treasury Note, 1.250% due 6/30/2028 valued at $10,638,245 including accrued interest(h)	10,429,572
7,625,000	U.S. Treasury Bills, 0.038%, 9/23/2021(i)	7,624,110

	Total Short-Term Investments (Identified Cost $18,053,904)	18,053,682

	Total Investments – 98.7% (Identified Cost $724,961,955)	744,874,429
	Other assets less liabilities – 1.3%	9,741,392

	Net Assets – 100.0%	$754,615,821

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents principal amount including inflation adjustments.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.

(b)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(c)	Variable rate security. Rate as of June 30, 2021 is disclosed.
(d)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of June 30, 2021 is disclosed.
(e)	The Fund’s investment in mortgage related securities of Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(g)

When-issued/delayed delivery. The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund take delivery of the security. No interest accrues to the Fund until the transaction settles. Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund’s had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

(h)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of June 30, 2021, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2021, the value of Rule 144A holdings amounted to $113,819,918 or 15.1% of net assets.
ABS	Asset-Backed Securities
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SONIA	Sterling Overnight Index
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel

JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the
Fund’s or counterparty’s net obligations under the contracts.

At June 30, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	9/02/2021	BRL	S	40,910,000	$7,631,466	$8,164,039	$(532,573)
BNP Paribas S.A.	9/15/2021	CNH	B	5,012,000	779,453	771,039	(8,414)
Citibank N.A.	9/15/2021	ZAR	S	72,730,000	5,277,594	5,045,385	232,209
Credit Suisse International	9/15/2021	CHF	B	3,258,000	3,621,650	3,528,116	(93,534)
Credit Suisse International	9/15/2021	JPY	S	515,109,000	4,720,249	4,639,559	80,690
HSBC Bank USA	9/15/2021	CAD	B	10,409,000	8,428,103	8,396,793	(31,310)
HSBC Bank USA	9/15/2021	COP	S	22,072,575,000	6,112,932	5,859,068	253,864
HSBC Bank USA	9/15/2021	SGD	B	3,966,000	2,994,948	2,949,326	(45,622)
Morgan Stanley Capital Services, Inc.	9/15/2021	GBP	S	2,545,000	3,591,707	3,521,085	70,622
Standard Chartered Bank	9/15/2021	EUR	B	30,835,000	37,643,306	36,618,258	(1,025,048)
UBS AG	9/15/2021	AUD	B	8,056,000	6,239,976	6,043,495	(196,481)
UBS AG	9/15/2021	KRW	B	7,672,102,000	6,870,334	6,810,745	(59,589)
UBS AG	9/15/2021	MXN	S	79,373,000	3,978,541	3,944,917	33,624

Total							$(1,321,562)

At June 30, 2021, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	9/15/2021	EUR	2,777,254	SEK	28,011,000	$3,275,296	$(22,847)
Citibank N.A.	9/15/2021	GBP	2,897,403	SEK	33,804,000	3,952,665	(55,981)
Credit Suisse International	9/15/2021	EUR	1,231,714	PLN	5,502,000	1,443,285	(19,443)
Credit Suisse International	9/15/2021	IDR	21,947,060,000	JPY	166,442,135	1,499,135	(5,384)
HSBC Bank USA	9/15/2021	NOK	55,422,000	EUR	5,471,125	6,497,261	58,444
UBS AG	9/15/2021	EUR	3,580,550	CZK	91,294,000	4,242,608	(9,492)
UBS AG	9/15/2021	ZAR	45,615,000	EUR	2,729,159	3,241,026	76,648

Total							$21,945

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At June 30, 2021, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	9/30/2021	261	$32,191,127	$32,215,149	$24,022
German Euro BOBL	9/08/2021	67	10,650,540	10,657,581	7,041
UK Long Gilt	9/28/2021	105	18,410,282	18,606,076	195,794
Ultra Long U.S. Treasury Bond	9/21/2021	37	6,960,973	7,129,437	168,464

Total					$395,321

At June 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	9/21/2021	60	$7,947,140	$7,950,000	$(2,860)
30 Year U.S. Treasury Bond	9/21/2021	142	22,279,253	22,826,500	(547,247)
Euro-Buxl® 30 Year Bond	9/08/2021	29	6,873,865	6,988,764	(114,899)
German Euro Bund	9/08/2021	86	17,527,938	17,601,820	(73,882)
Ultra 10 Year U.S. Treasury Note	9/21/2021	526	76,820,710	77,428,844	(608,134)

Total					$(1,347,022)

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2021, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$726,820,747	$—	$726,820,747
Short-Term Investments	—	18,053,682	—	18,053,682

Total Investments	—	744,874,429	—	744,874,429

Forward Foreign Currency Contracts (unrealized appreciation)	—	806,101	—	806,101
Futures Contracts (unrealized appreciation)	395,321	—	—	395,321

Total	$395,321	$745,680,530	$—	$746,075,851

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,105,718)	$—	$(2,105,718)
Futures Contracts (unrealized depreciation)	(1,347,022)	—	—	(1,347,022)

Total	$(1,347,022)	$(2,105,718)	$—	$(3,452,740)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the period ended June 30, 2021, the Fund engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the period ended June 30, 2021, the Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for the Fund, as of June 30, 2021:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$806,101	$—
Exchange-traded asset derivatives
Interest rate contracts	—	395,321

Total asset derivatives	$806,101	$395,321

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(2,105,718)	$—
Exchange-traded liability derivatives
Interest rate contracts	—	(1,347,022)

Total liability derivatives	$(2,105,718)	$(1,347,022)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of June 30, 2021, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Bank of America, N.A.	$(532,573)	$610,000
BNP Paribas S.A.	(31,261)	—
Credit Suisse International	(37,671)	—
Standard Chartered Bank	(1,025,048)	750,000
UBS AG	(155,290)	80,000

Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of June 30, 2021:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$ 8,296,492	$ 6,214,668

Net loss amount reflects cash received as collateral of $490,000.

Industry Summary at June 30, 2021 (Unaudited)

Treasuries	51.7%
Mortgage Related	5.9
Banking	5.5
ABS Home Equity	3.2
Life Insurance	2.1
Other Investments, less than 2% each	27.9
Short-Term Investments	2.4

Total Investments	98.7
Other assets less liabilities (including forward foreign currency and futures contracts)	1.3

Net Assets	100.0%

Currency Exposure Summary at June 30, 2021 (Unaudited)

United States Dollar	40.9%
Euro	17.0
Japanese Yen	13.0
Yuan Renminbi	7.0
British Pound	5.0
Canadian Dollar	2.3
Other, less than 2% each	13.5

Total Investments	98.7
Other assets less liabilities (including forward foreign currency and futures contracts)	1.3

Net Assets	100.0%